EXHIBIT 32.2

PRIME GLOBAL CAPITAL GROUP INCORPORATED
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Prime Global Capital Group Incorporated (the “Company”) on Form 10-K for the year ended October 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Liong Tat Teh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Liong Tat Teh Liong Tat Teh
Date: January 30, 2012	Chief Financial Officer